UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09891

DREYFUS PREMIER OPPORTUNITY FUNDS
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	04/30

Date of reporting period:	04/30/04

SSL-DOCS2 70128344v10

FORM N-CSR

Item 1.	Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Premier
Health Care Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Health Care Fund covers the 12-month period from May 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Matthew Jenkin.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. One result of the economic rebound has been higher overall earnings and stock prices for many U.S. companies.

Although recent economic news generally has been encouraging, we continue to believe that investors should be aware of the potential risks that could lead to heightened volatility or a stock market correction. Chief among them, in our view, are a possible acceleration of inflation and the chance that terrorism could cause instability in global markets. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

DISCUSSION OF FUND PERFORMANCE

Matthew Jenkin, Portfolio Manager

How did Dreyfus Premier Health Care Fund perform relative to its benchmark?

For the 12-month period ended April 30, 2004, the fund produced total returns of 29.32% for Class A shares, 28.20% for Class B shares, 28.11% for Class C shares, 29.36% for Class R shares and 28.33% for Class T shares.1 In comparison, the fund’s benchmark, the Goldman Sachs Health Care Index (the “Index”), produced a 22.00% total return, and the broader stock market, as measured by the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), provided a 22.87% total return for the same period.2,3

Health care stocks performed relatively well during the reporting period, with biotechnology, health care services and managed care companies posting especially attractive results. The fund produced higher returns than the GS Health Care Index, primarily due to its emphasis on some of the health care area’s stronger-performing sectors and relatively light exposure to lagging pharmaceutical companies.

What is the fund’s investment approach?

The fund seeks long-term capital appreciation by investing at least 80% of its assets in the stocks of health care and health care-related companies. These companies may include for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, personal care or cosmetics; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotech-nological and biomedical products including devices, instruments and drug delivery systems; and the operation of health care facilities.

In choosing stocks, we first analyze the health care sectors, focusing on trends affecting health care spending, as well as changes in government regulation, technology, products and services. Based on this analysis, the fund may overweight or underweight certain health care sectors. Using fundamental analysis, we then seek companies within these sectors that have strong industry positions in major product lines,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

attractive valuations and the potential to achieve predictable, above-average earnings or revenue growth.

What other factors influenced the fund’s performance?

The broad stock market as measured by the S&P 500 Index advanced during the reporting period amid stronger economic growth and improving business conditions for many types of companies. On average, the health care sector outperformed the broad stock market, primarily because of improving fundamentals for some of the sector’s smaller, faster-growing companies, including those in the biotechnol-ogy, managed care and medical services sectors.

For example, in the biotechnology area, the fund scored successes with its investment in Telik, which is developing a number of promising new cancer treatments. Similarly, Ireland-based Elan Corporation’s product pipeline includes a new treatment for multiple sclerosis that has done well in Phase III clinical trials. In the health care services sector, the fund’s holdings of nursing home operators produced attractive returns in the wake of higher Medicare reimbursement rates. Fund holding Mariner Health Care, one of the largest providers of long-term health care services in the United States, also benefited from a corporate restructuring, which created a lower cost structure and contributed to higher profits. Among managed care companies, PacifiCare Health Systems posted relatively strong gains after implementing new cost controls and growing its roster of Medicare patients.

The fund also benefited by avoiding the weaker areas of the health care group, most notably large pharmaceutical companies. Pricing pressures, competition from imported and generic drugs and relatively unproductive research-and-development efforts have hurt the stock prices of many larger pharmaceutical companies. Exceptions included fund holdings AstraZeneca PLC, which enjoys a relatively robust new-product pipeline, and Novartis AG, whose leading products face little competition from generic drugs.

On the other hand, the fund received relatively disappointing returns from some holdings.The stock price of biotechnology leader Amgen was hurt as the market began to estimate its exposure to Medicare reimbursement risk, and pharmaceutical manufacturer Wyeth was held back by ongoing litigation concerns. Finally, the fund failed to participate in the strong performance of insurer Aetna, which benefited from an impressive turnaround.

What is the fund’s current strategy?

As of the end of the reporting period, we have continued to favor smaller, faster-growing drug producers over their larger, better-established counterparts. We have identified a number of opportunities among companies developing cancer medicines, such as Telik’s Telcyta for ovarian cancer.We also have found what we believe to be attractive opportunities among contract research organizations, to which larger health care companies outsource some of their new product development activities. For example, drug development services company Covance specializes in early-stage trials, an area with relatively high profit margins and pricing power.

We recently trimmed the fund’s positions in certain biotechnology and managed care companies after they posted gains during the reporting period. In addition, we have carefully begun to increase the fund’s exposure to some larger pharmaceutical companies that, in our judgment, are selling at historically attractive valuations and are likely to be only modestly affected by Medicare drug benefits set to begin in 2006. We believe that these are appropriate strategies in today’s improving economy and rapidly changing health care environment.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through April 30, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: GOLDMAN SACHS & CO. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Goldman Sachs Health Care Index is a capitalization-weighted index designed as a benchmark for U.S.-traded securities in the health care sector.The index includes companies in the following categories: providers of health care-related services, researchers, manufacturers and distributors of pharmaceuticals, drugs and related sciences, medical supplies, instruments and products.Total returns are calculated on a month-end basis.

3	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

† Source: Goldman Sachs & Co.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Health Care Fund on
6/29/01 (inception date) to a $10,000 investment made in the Goldman Sachs Health Care Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Performance for Class B, Class C, Class R and
Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a capitalization-weighted index designed as a benchmark for
U.S.-traded securities in the health care sector and includes companies in the following categories: providers of health care-related services, researchers, manufacturers and distributors of pharmaceuticals, drugs and related sciences, medical supplies, instruments and products.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/04

		Inception		From
		Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)		6/29/01	21.88%	2.02%
without sales charge		6/29/01	29.32%	4.16%
Class B shares
with applicable redemption	charge †	11/15/02	24.20%	17.33%
without redemption		11/15/02	28.20%	19.86%
Class C shares
with applicable redemption	charge	11/15/02	27.11%	19.80%
without redemption		11/15/02	28.11%	19.80%
Class R shares		11/15/02	29.36%	20.99%
Class T shares
with maximum sales charge (4.5%)		11/15/02	22.55%	16.38%
without sales charge		11/15/02	28.33%	20.10%
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

STATEMENT OF INVESTMENTS
April 30, 2004

Common Stocks—97.2%	Shares	Value ($)

Biotechnology—19.3%
Abgenix	1,300 [a]	21,151
Amgen	3,800 [a]	213,826
Amylin Pharmaceuticals	1,000 [a]	22,400
Biogen Idec	1,000 [a]	59,000
Bruker BioSciences	4,800 [a]	24,912
Corgentech	2,200	40,678
Elan, ADR	1,100 [a,b]	23,760
Genentech	1,900 [a]	233,320
Genzyme	800 [a]	34,848
Gilead Sciences	600 [a]	36,498
Ligand Pharmaceuticals, Cl. B	900 [a,b]	19,269
Nabi Biopharmaceuticals	2,000 [a]	32,700
Sepracor	400 [a]	19,124
Serologicals	1,200 [a]	22,224
Telik	1,500 [a]	35,205
		838,915
Distribution Services—.9%
Fisher Scientific International	700 [a]	40,985
Diversified Manufacturing—2.3%
Mettler-Toledo International	700 [a]	31,374
Thermo Electron	700 [a]	20,440
Varian	1,200 [a]	49,248
		101,062
Generic Drugs—1.8%
IVAX	1,900 [a]	40,470
Watson Pharmaceuticals	1,000 [a]	35,610
		76,080
Health Industry Services—3.5%
Accredo Health	700 [a]	27,055
Covance	1,700 [a]	57,358
IDX Systems	600 [a]	19,020
Omnicare	400	16,592
Rotech Healthcare	1,200 [a]	31,200
		151,225

Common Stocks (continued)	Shares	Value ($)

Hospital Management—4.6%
Community Health Systems	1,700 [a]	43,843
DaVita	1,100 [a]	56,210
LifePoint Hospitals	600 [a]	21,456
Mariner Health Care	800 [a]	14,448
Province Healthcare	2,600 [a]	41,574
Psychiatric Solutions	1,000 [a]	23,250
		200,781
Major Pharmaceuticals—29.7%
Abbott Laboratories	900	39,618
AstraZeneca, ADR	3,100	148,335
Eli Lilly & Co.	2,300	169,763
Johnson & Johnson	3,300	178,299
Merck & Co.	2,000	94,000
Novartis, ADR	4,300	192,640
Nuvelo	1,700 [a]	18,377
Pfizer	9,400	336,144
Sanofi-Synthelabo, ADR	900 [b]	27,990
Wyeth	2,250	85,658
		1,290,824
Managed Health Care—9.0%
Anthem	450 [a,b]	39,861
PacifiCare Health Systems	1,600 [a]	57,216
Pharmaceutical HOLDRs Trust	2,300	183,080
UnitedHealth Group	1,300	79,924
WellPoint Health Networks	300 [a]	33,507
		393,588
Medical Electronics—3.2%
Medtronic	1,300	65,598
PerkinElmer	1,700	32,725
TriPath Imaging	5,000 [a]	42,500
		140,823
Medical Specialties—10.0%
Atrix Laboratories	1,500 [a]	45,240
Bard (C.R.)	400	42,508

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Medical Specialties (continued)
Becton, Dickinson & Co.	400	20,220
Boston Scientific	2,800 [a]	115,332
Cypress Bioscience	2,000 [a]	29,060
Dade Behring Holdings	400 [a]	18,400
Encore Medical	3,200 [a]	25,120
Guidant	900	56,709
Penwest Pharmaceuticals	1,700 [a]	27,030
St. Jude Medical	700 [a]	53,382
		433,001
Medical/Dental Distributors—.5%
PSS World Medical	1,800 [a]	20,142
Medical/Nursing Services—1.3%
Genesis Healthcare Ventures	900 [a]	21,051
NeighborCare	1,600 [a]	37,024
		58,075
Multi-Line Insurance—1.0%
CIGNA	700	45,157
Other Pharmaceuticals—8.3%
Allergan	600 [b]	52,830
Barr Pharmaceuticals	900 [a]	37,278
First Horizon Pharmaceutical	2,100 [a]	32,571
Forest Laboratories	1,600 [a]	103,168
King Pharmaceuticals	2,000 [a]	34,500
Medicis Pharmaceutical, Cl. A	500	21,460
Teva Pharmaceutical, ADR	1,300	80,028
		361,835
Personal Services—.7%
Gentiva Health Services	2,100 [a]	30,681
Real Estate Investment Trusts—1.1%
OMEGA Healthcare Investors	2,900	26,825
Ventas	1,000	22,090
		48,915
Total Common Stocks
(cost $3,829,439)		4,232,089

			Principal
Short-Term Investments—2.7%			Amount ($)		Value ($)

U.S. Treasury Bills;
.83%, 5/20/2004
(cost $	117,948)		118,000		117,955

Investment of Cash Collateral
for Securities Loaned—3.8%			Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost $	165,450)		165,450	[c]	165,450

Total Investments (cost $		4,112,837)	103.7%		4,515,494
Liabilities, Less Cash and Receivables			(3.7%)		(161,333)
Net Assets			100.0%		4,354,161

a Non-income producing
b	All or a portion of these securities are on loan.At April 30, 2004, the total market value of the fund's securities on loan is $154,380 and the total market value of the collateral held by the fund is $165,450.

c	Investment in affiliated money market mutual fund.

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $154,380)—Note 1(b)
Unaffiliated issuers				3,947,387	4,350,044
Affiliated issuers				165,450	165,450
Receivable for investment securities sold					170,473
Dividends and interest receivable					1,510
Receivable for shares of Beneficial Interest subscribed					943
Prepaid expenses					6,721
					4,695,141

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)					2,127
Cash overdraft due to custodian					8,288
Liability for securities on loan—Note 1(b)					165,450
Payable for investment securities purchased					92,472
Accrued expenses and other liabilities					72,643
					340,980

Net Assets ( $)					4,354,161

Composition of Net Assets ($):
Paid-in capital					3,979,922
Accumulated undistributed investment income—net					522
Accumulated net realized gain (loss) on investments					(28,940)
Accumulated net unrealized appreciation
(depreciation) on investments					402,657

Net Assets ( $)					4,354,161

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	2,419,538	582,572	261,861	1,063,124	27,066
Shares Outstanding	173,075	42,160	18,967	75,905	1,952.246

Net Asset Value
Per Share ( $)	13.98	13.82	13.81	14.01	13.86

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2004

Investment Income ( $):
Income:
Cash dividends (net of $533 foreign taxes withheld at source)	26,481
Interest	600
Income from securities lending	196
Total Income	27,277
Expenses:
Management fee—Note 3(a)	24,903
Registration fees	83,556
Legal fees	39,860
Auditing fees	27,503
Prospectus and shareholders' reports	17,836
Shareholder servicing costs—Note 3(c)	8,353
Custodian fees—Note 3(c)	7,079
Distribution fees—Note 3(b)	2,576
Trustees' fees and expenses—Note 3(d)	429
Miscellaneous	6,417
Total Expenses	218,512
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 3(a)	(171,211)
Net Expenses	47,301
Investment (Loss)—Net	(20,024)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	402,465
Net unrealized appreciation (depreciation) on investments	223,428
Net Realized and Unrealized Gain (Loss) on Investments	625,893
Net Increase in Net Assets Resulting from Operations	605,869

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2004	2003[a]

Operations ($):
Investment (loss)—net	(20,024)	(9,884)
Net realized gain (loss) on investments	402,465	(354,845)
Net unrealized appreciation
(depreciation) on investments	223,428	167,564
Net Increase (Decrease) in Net Assets
Resulting from Operations	605,869	(197,165)

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	—	(6,151)
Class B shares	—	(4)
Class C shares	—	(4)
Class R shares	—	(4)
Class T shares	—	(4)
Total Dividends	—	(6,167)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	843,352	286,592
Class B shares	553,673	8,236
Class C shares	254,328	4,856
Class R shares	1,008,345	1,000
Class T shares	22,942	1,191
Dividends reinvested:
Class A shares	—	6,053
Class B shares	—	4
Class C shares	—	4
Class R shares	—	4
Class T shares	—	4
Cost of shares redeemed:
Class A shares	(541,951)	(177,096)
Class B shares	(9,256)	—
Class C shares	(15,202)	—
Class R shares	(10)	—
Class T shares	(1)	—
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	2,116,220	130,848
Total Increase (Decrease) in Net Assets	2,722,089	(72,484)

Net Assets ($):
Beginning of Period	1,632,072	1,704,556
End of Period	4,354,161	1,632,072
Undistributed investment income—net	522	—
14

		Year Ended April 30,

	2004	2003[a]

Capital Share Transactions:
Class A
Shares sold	64,285	26,136
Shares issued for dividends reinvested	—	580
Shares redeemed	(40,866)	(17,361)
Net Increase (Decrease) in Shares Outstanding	23,419	9,355

Class B
Shares sold	41,983	797
Shares redeemed	(620)	—
Net Increase (Decrease) in Shares Outstanding	41,363	797

Class C
Shares sold	19,726	472
Shares redeemed	(1,231)	—
Net Increase (Decrease) in Shares Outstanding	18,495	472

Class R
Shares sold	75,812	94
Shares redeemed	(1)	—
Net Increase (Decrease) in Shares Outstanding	75,811	94

Class T
Shares sold	1,840	112
a The fund commenced offering five classes of shares on November 15, 2002.The existing shares were redesignated Class A shares and the fund added Class B, Class C, Class R and Class T shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
		Year Ended April 30,

Class A Shares	2004		2003[a]	2002[b]

Per Share Data ($):
Net asset value, beginning of period	10.80		12.15	12.50
Investment Operations:
Investment (loss)—net[c]	(.09)		(.07)	(.08)
Net realized and unrealized gain
(loss) on investments	3.27		(1.24)	(.27)
Total from Investment Operations	3.18		(1.31)	(.35)
Distributions:
Dividends from net realized
gain on investments	—		(.04)	—
Net asset value, end of period	13.98		10.80	12.15

Total Return (%)	29.32	[d]	(10.68)[d]	(2.80)[e]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.65		1.65	1.38[e]
Ratio of net investment
(loss) to average net assets	(.67)		(.63)	(.61)[e]
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	7.08		2.82	4.54[e]
Portfolio Turnover Rate	174.50		260.62	201.04[e]

Net Assets, end of period ($ x 1,000)	2,420		1,616	1,705

a The fund commenced offering five classes of shares on November 15, 2002.The existing shares were redesignated Class A shares.

b	From June 29, 2001 (commencement of operations) to April 30, 2002.
c	Based on average shares outstanding at each month end.
d	Exclusive of sales charge.
e	Not annualized.

See notes to financial statements.

	Year Ended April 30,

Class B Shares	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	10.77	10.65
Investment Operations:
Investment (loss)—net[b]	(.20)	(.06)
Net realized and unrealized gain
(loss) on investments	3.25	.22
Total from Investment Operations	3.05	.16
Distributions:
Dividends from net realized
gain on investments	—	(.04)
Net asset value, end of period	13.82	10.77

Total Return (%)[c]	28.20	1.62[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	2.40	1.10[d]
Ratio of net investment
(loss) to average net assets	(1.47)	(.73)[d]
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	4.87	1.14[d]
Portfolio Turnover Rate	174.50	260.62

Net Assets, end of period ($ x 1,000)	583	9

a From November 15, 2002 (commencement of initial offering) to April 30, 2003.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,

Class C Shares	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	10.77	10.65
Investment Operations:
Investment (loss)—net[b]	(.19)	(.07)
Net realized and unrealized gain
(loss) on investments	3.23	.23
Total from Investment Operations	3.04	.16
Distributions:
Dividends from net realized
gain on investments	—	(.04)
Net asset value, end of period	13.81	10.77

Total Return (%)[c]	28.11	1.62[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	2.40	1.10[d]
Ratio of net investment
(loss) to average net assets	(1.45)	(.68)[d]
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	4.48	1.20[d]
Portfolio Turnover Rate	174.50	260.62

Net Assets, end of period ($ x 1,000)	262	5

a From November 15, 2002 (commencement of initial offering) to April 30, 2003.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

	Year Ended April 30,

Class R Shares	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	10.82	10.65
Investment Operations:
Investment (loss)—net[b]	(.04)	(.02)
Net realized and unrealized gain
(loss) on investments	3.23	.23
Total from Investment Operations	3.19	.21
Distributions:
Dividends from net realized
gain on investments	—	(.04)
Net asset value, end of period	14.01	10.82

Total Return (%)	29.36	2.09[c]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.40	.64[c]
Ratio of net investment
(loss) to average net assets	(.34)	(.20)[c]
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	2.72	1.19[c]
Portfolio Turnover Rate	174.50	260.62

Net Assets, end of period ($ x 1,000)	1,063	1

a From November 15, 2002 (commencement of initial offering) to April 30, 2003.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,

Class T Shares	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	10.80	10.65
Investment Operations:
Investment (loss)—net[b]	(.12)	(.05)
Net realized and unrealized gain
(loss) on investments	3.18	.24
Total from Investment Operations	3.06	.19
Distributions:
Dividends from net realized
gain on investments	—	(.04)
Net asset value, end of period	13.86	10.80

Total Return (%)[c]	28.33	1.81[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.90	.87[d]
Ratio of net investment
(loss) to average net assets	(.86)	(.43)[d]
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	3.70	1.18[d]
Portfolio Turnover Rate	174.50	260.62

Net Assets, end of period ($ x 1,000)	27	1

a From November 15, 2002 (commencement of initial offering) to April 30, 2003.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Health Care Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund.The fund’s investment objective is long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2004, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 69,421 Class A shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

The fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $85,081, undistributed capital gains $787 and unrealized appreciation $288,371.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2004 and April 30, 2003, were as follows: ordinary income $0 and $6,167, respectively.

During the period ended April 30, 2004, as a result of permanent book to tax differences,primarily due to real estate investment trusts,net operating loss and excise tax paid, the fund increased accumulated undistributed investment income-net by $20,546, decreased accumulated net realized gain (loss) on investments by $20,492 and decreased paid-in capital by $54. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, until April 30, 2005, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.The expense reimbursement, pursuant to the undertaking, amounted to $171,211 during the period ended April 30, 2004.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $3,184, Rule 12b-1 distribution plan fees $503, shareholder services plan fees $662, custodian fees $7,250 and transfer agency per account fees $1,225, which are offset against an expense reimbursement currently in effect in the amount of $10,697.

During the period ended April 30, 2004, the Distributor retained $6,145 and $22 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $179 from contingent deferred sales charges on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2004, Class B, Class C and Class T shares were charged $1,690, $851 and $35, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B, Class C and Class T shares were charged $5,105, $563, $284 and $35, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $2,010 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2004, the fund was charged $7,079 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $6,777,661 and $4,795,669, respectively.

At April 30, 2004, the cost of investments for federal income tax purposes was $4,227,123; accordingly, accumulated net unrealized appreciation on investments was $288,371, consisting of $481,238 gross unrealized appreciation and $192,867 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier Health Care Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Health Care Fund, (one of the funds comprising Dreyfus Premier Opportunity Funds) as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assur ance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.Our procedures included verification by examination of securities held by the custodian as of April 30, 2004 and confirmation of securities not held by the custodian by correspon dence with others.An audit also includes assessing the accounting prin ciples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Health Care Fund at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 8, 2004

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————

Clifford L. Alexander, Jr. (70)
Board Member (2000)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
  Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

Other Board Memberships and Affiliations:

  Wyeth (formerly,American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
  Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 65

———————

Lucy Wilson Benson (76)
Board Member (2000)

Principal Occupation During Past 5 Years:

• President of Benson and Associates, consultants to business and government (1980-present)

Other Board Memberships and Affiliations:

  The International Executive Services Corps, Director
  Citizens Network for Foreign Affairs,Vice Chairperson
  Council on Foreign Relations, Member
  Lafayette College Board of Trustees,Vice Chairperson Emeritus
  Atlantic Council of the U.S., Director

No. of Portfolios for which Board Member Serves: 39

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (68)
Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 83

———————

Whitney I. Gerard (69)
Board Member (2003)

Principal Occupation During Past 5 Years:

• Partner of Chadbourne & Parke LLP

No. of Portfolios for which Board Member Serves: 37

———————

Arthur A. Hartman (78)
Board Member (2003)

Principal Occupation During Past 5 Years:

  Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
  Advisory Council Member to Barings-Vostok

Other Board Memberships and Affiliations:

• APCO Associates, Inc., Senior Consultant

No. of Portfolios for which Board Member Serves: 37

———————

George L. Perry (70)
Board Member (2003)

Principal Occupation During Past 5 Years:

• Economist and Senior Fellow at Brookings Institution

Other Board Memberships and Affiliations:

  State Farm Mutual Automobile Association, Director
  State Farm Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 37

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
April 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 97 investment
companies (comprised of 190 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 97
investment companies (comprised of 190
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
April 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 98 investment companies (comprised
of 206 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
STEVEN F. NEWMAN, Secretary since
April 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 98
investment companies (comprised of 206
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
ROBERT R. MULLERY, Assistant
Secretary since January 2003.
Associate General Counsel of the Manager,
and an officer of 26 investment companies
(comprised of 58 portfolios) managed by the
Manager. He is 52 years old and has been an
employee of the Manager since May 1986.
JEFF PRUSNOFSKY, Assistant Secretary
since April 2000.
Associate General Counsel of the Manager,
and an officer of 26 investment companies
(comprised of 87 portfolios) managed by the
Manager. He is 38 years old and has been an
employee of the Manager since October 1990.
MICHAEL A. ROSENBERG, Assistant
Secretary since April 2000.
Associate General Counsel of the Manager,
and an officer of 95 investment companies
(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 98 investment
companies (comprised of 206 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.
RICHARD CASSARO, Assistant Treasurer
since August 2003.
Senior Accounting Manager – Equity Funds of
the Manager, and an officer of 26 investment
companies (comprised of 101 portfolios)
managed by the Manager. He is 44 years old
and has been an employee of the Manager
since September 1982.

The Fund

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer
since December 2002.
Senior Accounting Manager – Equity Funds of
the Manager, and an officer of 27 investment
companies (comprised of 106 portfolios)
managed by the Manager. He is 37 years old
and has been an employee of the Manager
since November 1990.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 93 investment companies (comprised of 201
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

For More Information

Dreyfus Premier
Health Care Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
By E-mail Send your request
to info@dreyfus.com
On the Internet Information
can be viewed online or
downloaded from:
http://www.dreyfus.com
A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC’s website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation

0091AR0404

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $-0- in 2003 and $21,571 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2003 and $4,725 in 2004. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2003 and $273,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $-0- in 2003 and $413 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

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financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2003 and $8 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $-0- in 2003 and $611,435in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information

SSL-DOCS2 70128344v10

relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER OPPORTUNITY FUNDS

By:

Stephen E. Canter
President

Date:	June 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	June 25, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	June 25, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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